UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2026

John Marshall Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-41315	81-5424879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1943 Isaac Newton Square, Suite 100
Reston, Virginia 20190

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (703) 584-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JMSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 7, 2026, John Marshall Bancorp, Inc. (“JMSB”) and Eagle Financial Services, Inc. (“EFSI”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with George Sub, Inc., a newly formed Virginia corporation and a wholly owned subsidiary of JMSB (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into EFSI (the “First Merger”), with EFSI continuing as the surviving corporation in the First Merger (the “Intermediate Surviving Corporation”), and immediately thereafter the Intermediate Surviving Corporation will merge with and into JMSB (the “Second Merger”), with JMSB as the surviving corporation (the “Surviving Corporation”). Simultaneously with the First Merger, EFSI’s wholly owned bank subsidiary, Bank of Clarke, will merge with and into JMSB’s wholly owned bank subsidiary, John Marshall Bank (the “Bank Merger” and, together with the First Merger and the Second Merger, the “Mergers”), with John Marshall Bank continuing as the surviving bank in the Bank Merger (the “Surviving Bank”). The Merger Agreement was unanimously approved by the board of directors of JMSB and unanimously approved by all present directors of the board of directors of EFSI.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each outstanding share of common stock, par value $2.50 per share, of EFSI (“EFSI Common Stock”) will be converted into the right to receive 2.00 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of JMSB (“JMSB Common Stock”), with cash to be paid in lieu of any fractional shares (the “Merger Consideration”).

Treatment of Equity Awards

Immediately prior to the Effective Time, each restricted stock award of EFSI (“EFSI Restricted Stock Award”) will fully vest, with any performance conditions deemed satisfied at the target level, and, at the holder’s election, made no earlier than 15 business days and no later than five business days before the Effective Time, each such award will either (a) be converted automatically into the right to receive the Merger Consideration in respect of each underlying share, with any fractional shares rounded down to the nearest whole share of JMSB Common Stock, or (b) be canceled in consideration for the right to receive a lump sum cash payment equal to the Exchange Ratio multiplied by the number of shares underlying such EFSI Restricted Stock Award multiplied by the average closing prices of JMSB Common Stock for the 20 consecutive full trading days on which such shares are actually traded on Nasdaq ending at the close of trading on the 10th business day prior to closing (the “Average Closing Price”), less required withholding taxes; provided that, if no timely election is made, clause (a) will apply. Any EFSI Restricted Stock Awards granted after September 7, 2026 (“New EFSI Restricted Stock Award”) will not vest as a result of the transactions contemplated by the Merger Agreement. At the Effective Time, each New EFSI Restricted Stock Award that is outstanding immediately prior to the Effective Time will be converted into time-based JMSB Restricted Stock Awards (as defined below) with the same terms and conditions as were applicable under the New EFSI Restricted Stock Awards prior to the Effective Time, with any performance conditions deemed satisfied at the target level. The number of shares of JMSB Common Stock subject to each JMSB Restricted Stock Award will be equal to the product (rounded to the nearest whole share) of the Exchange Ratio and the number of shares of EFSI Common Stock represented by the New EFSI Restricted Stock Award.

Immediately prior to the Effective Time, each outstanding restricted stock award of JMSB (“JMSB Restricted Stock Award”) will likewise fully vest and the holder may elect, by notice delivered no earlier than 15 business days and no later than five business days before the Effective Time, to cancel each JMSB Restricted Stock Award in consideration for the right to receive a lump sum cash payment equal to the number of shares underlying such JMSB Restricted Stock Award multiplied by the Average Closing Price, less required withholding taxes. Any JMSB Restricted Stock Awards granted after September 7, 2026 will not vest as a result of the transactions contemplated by the Merger Agreement and will continue to vest following the Effective Date in accordance with the vesting schedule and terms and conditions of the applicable JMSB Restricted Stock Award.

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Corporate Governance

The Merger Agreement provides that, at the Effective Time, Surviving Corporation’s board of directors will consist of 12 directors, 6 from JMSB and 6 from EFSI. Christopher W. Bergstrom will serve as Executive Chairman of the Surviving Corporation. Cary C. Nelson will serve as Lead Independent Director of the Surviving Corporation. With respect to the board of directors of the Surviving Corporation, the Merger Agreement further provides that the governance and nominating committee will be composed of an equal number of EFSI directors and JMSB directors and that at the first annual meeting of shareholders of the Surviving Corporation following the Effective Time, the board of directors will nominate and recommend these directors for re-election. The Merger Agreement provides that, at the Effective Time, Surviving Corporation will be led by Brandon C. Lorey as Chief Executive Officer and a director, Kent D. Carstater as President of the Surviving Corporation and Chief Operating Officer of the Surviving Bank and Joseph T. Zmitrovich as Chief Revenue Officer of the Surviving Corporation and President of the Surviving Bank.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both JMSB and EFSI, and each party has agreed to customary covenants, including, among others, covenants relating to (a) the conduct of each party’s business during the interim period between the execution of the Merger Agreement and the Effective Time, (b) its obligation to call a meeting of its shareholders for purposes of obtaining approval of the transactions contemplated by the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders approve such transactions, and (c) non-solicitation obligations of each of JMSB and EFSI relating to alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative transaction.

Each of the parties have agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other third party that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers). Notwithstanding such general obligation to obtain such consents of governmental authorities, except for certain circumstances, neither party is permitted to take any action that would reasonably be expected to be materially burdensome to the business, operations, capital, financial condition or results of operations on the business of JMSB and its subsidiaries, or on the business of EFSI and its subsidiaries, in each case, after the closing of the Mergers (a “Burdensome Condition”) without the prior written consent of the other party.

Closing Conditions

The completion of the Mergers is subject to customary conditions, including, among others, (a) receipt of shareholder approvals of each of JMSB and EFSI; (b) receipt of all required regulatory approvals (or waivers), including from the Board of Governors of the Federal Reserve System, and the Virginia Bureau of Financial Institutions; (c) no required regulatory approvals contain, have resulted in or would reasonably be expected to result in the imposition of a Burdensome Condition; (d) the absence of any law or order that would prohibit, restrict or make illegal the consummation of the Mergers; (e) the effectiveness of the registration statement, including the joint proxy statement and prospectus, relating to shareholder approval of the Mergers and the issuance of JMSB Common Stock in the First Merger; (f) the approval for listing on the Nasdaq Capital Market of the shares of JMSB Common Stock to be issued in the First Merger; and (g) each party’s receipt of an opinion from its counsel to the effect that the First Merger and the Second Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to complete the Mergers is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party; and (ii) performance in all material respects by the other party of its obligations under the Merger Agreement.

Termination

The Merger Agreement provides certain termination rights for both JMSB and EFSI, including the right of either party to terminate if the Mergers have not been consummated by September 30, 2027 (the “Termination Date”), and further provides that a termination fee of $10,100,000 will be payable by either EFSI or JMSB, under certain circumstances, including if the board of directors of EFSI or JMSB changes its recommendation to shareholders with respect to the transactions, they would pay the termination fee if the other party terminates following such change in board recommendations. The termination fee will also be payable in certain circumstances where the Merger Agreement is terminated and within 12 months after termination, that party consummates or enters into an agreement for an alternative acquisition transaction. Specifically, the termination fee will also be required to be paid if (i) the Merger Agreement is terminated because (a) the applicable party’s shareholders fail to approve the required matters at their meeting, (b) the Mergers are not consummated by the Termination Date at a time when that party’s shareholder approval has not been obtained or (c) the other party terminates for that party’s breach; (ii) an alternative acquisition proposal with respect to that party has been made or publicly announced after the date of the Merger Agreement; and (iii) within 12 months after termination, that party consummates or enters into an agreement for an alternative acquisition transaction.

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Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement (other than, in the case of certain covenants, third party beneficiaries expressly identified therein), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among JMSB, Merger Sub and EFSI instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Mergers, unless otherwise specified therein, and (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding JMSB, Merger Sub or EFSI, their respective affiliates or their respective businesses. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding JMSB, Merger Sub, EFSI, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 to be filed by JMSB under the Securities Act that will include a Joint Proxy Statement of JMSB and EFSI and a Prospectus of JMSB, as well as in the Forms 10-K, Forms 10-Q and other filings that each of JMSB and EFSI make with the Securities and Exchange Commission (“SEC”).

Voting Agreements

In connection with entering into the Merger Agreement, each director and certain executive officers of EFSI and each director and certain executive officers of JMSB have entered into voting agreements with JMSB and EFSI (the “Voting Agreements”), pursuant to which each such director and certain executive officers have agreed, among other things, to vote his or her shares of EFSI Common Stock or JMSB Common Stock, as applicable, in favor of the approval the Merger Agreement and the transactions contemplated thereby, and against any action or agreement that could result in a material breach of any covenant, representation or warranty or other obligation of EFSI or JMSB, as applicable, under the Merger Agreement, against any alternative acquisition proposal, and against any action or agreement that could reasonably be expected to impede, interfere with, prevent, delay, postpone, discourage, frustrate the purposes of or adversely affect the transactions contemplated by the Merger Agreement. The Voting Agreements also provide that the directors and certain executive officers signatory thereto will vote in favor of the adjournment or postponement of their company’s shareholders’ meeting if (x) as of the time for which such shareholders’ meeting is originally scheduled, there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such shareholders’ meeting or (y) on the date of the shareholders’ meeting, their company has not received proxies representing a sufficient number of shares necessary to obtain the requisite shareholder approval. Subject to certain exceptions, each such director and certain executive officers have also agreed not to transfer such shares of EFSI Common Stock or JMSB Common Stock, as applicable, prior to the Effective Time or the termination of the Merger Agreement, without the prior written consent of JMSB or EFSI, as applicable. The Voting Agreements automatically terminate upon the termination of the Merger Agreement. The directors and certain executive officers of EFSI that are parties to Voting Agreements own in the aggregate approximately 5.97% of the outstanding shares of EFSI Common Stock subject to the Voting Agreements as of September 7, 2026. The directors and certain executive officers of JMSB that are parties to Voting Agreements own in the aggregate approximately 12.73% of the outstanding shares of JMSB Common Stock subject to the Voting Agreements as of September 7, 2026.

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The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of Voting Agreement, which is attached as Exhibit 10.1 (as to the Voting Agreements entered into by EFSI directors and certain EFSI executive officers) and Exhibit 10.2 (as to the Voting Agreements entered into by JMSB directors and certain JMSB executive officers) hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately following the Effective Time, the following leadership changes will occur:

•	Christopher Bergstrom will step down as President and Chief Executive Officer of JMSB and John Marshall Bank and will be appointed Executive Chairman of JMSB and John Marshall Bank.
•	Brandon Lorey (current President and Chief Executive Officer of EFSI and Bank of Clarke) will be appointed Chief Executive Officer of JMSB and John Marshall Bank
•	Kent Carstater Senior Executive Vice President, Chief Financial Officer of JMSB and John Marshall Bank will be promoted to the position of President of JMSB and Chief Operating Officer of John Marshall Bank.
•	Nicholas Smith will be appointed Chief Financial Officer of JMSB and John Marshall Bank.
•	Joseph Zmitrovich (current President and Chief Banking Officer of EFSI and Bank of Clarke) will be appointed President of John Marshall Bank and Chief Revenue Officer of JMSB.
•	Andrew Peden will remain in the same role, Senior Executive Vice President, Chief Banking Officer of JMSB and John Marshall Bank.

On September 7, 2026, JMSB entered into amended and restated employment agreements with each of Messrs. Bergstrom, Carstater and Peden (the “Amended and Restated Employment Agreements”) that will become effective at the Effective Time contingent on the consummation of the transactions contemplated by the Merger Agreement.

Bergstrom Amended and Restated Employment Agreement

Pursuant to the terms of Mr. Bergstrom’s Amended and Restated Employment Agreement, Mr. Bergstrom’s employment with JMSB and John Marshall Bank will continue for a term of 39 months from the Effective Time, but in any case no earlier than March 31, 2030, unless earlier terminated in accordance with Bergstrom’s Amended and Restated Employment Agreement or extended by mutual agreement.

Bergstrom’s Amended and Restated Employment Agreement provides for an initial annual base salary of $500,000, increasing by 5% annually, that may not be decreased without Mr. Bergstrom’s written consent. Mr. Bergstrom is eligible to receive an annual bonus with a target value of 50% of his base salary and a maximum of 100% of his base salary, subject to the achievement of performance targets set by the Board of Directors of JMSB and John Marshall Bank (the “Boards”); provided that Mr. Bergstrom’s annual bonus payout percentage will not be less than that of the Chief Executive Officer of JMSB for the applicable fiscal year, subject to his continued performance in good standing.

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During each year of the term, Mr. Bergstrom will receive equity awards in the form of time-based restricted stock, each with a grant date value measured at the same percentage of his base salary as the total equity awards (including time- and performance-based equity awards) provided to the Chief Executive Officer of JMSB (as measured as a percentage of the Chief Executive Officer's base salary). The restricted stock awards will vest in approximately equal amounts, starting with a portion vesting immediately at grant and then on the next anniversaries of grant until the anniversary occurring in 2030. The restricted stock awards will immediately vest upon a change of control, a termination of Mr. Bergstrom's employment without "cause," due to his death or "incapacity," or upon his resignation for "good reason" (as such terms are defined in Bergstrom’s Amended and Restated Employment Agreement).

In the event of a termination of Mr. Bergstrom’s employment by JMSB or John Marshall Bank without cause or by Mr. Bergstrom for good reason, subject to his timely execution and delivery of a general release that becomes effective and irrevocable, and to his continued compliance with certain non-competition and non-solicitation provisions in his Amended and Restated Employment Agreement, Mr. Bergstrom would be entitled to receive (i) a lump-sum cash payment equal to 2.99 times his annual compensation, provided that such multiple is reduced to two times for any such termination occurring after the second anniversary of the Effective Time, and (ii) payment of his health insurance premiums under COBRA for a period of two years following his termination date, to the extent he is eligible for such benefits.

In the event of a termination of Mr. Bergstrom’s employment by JMSB or John Marshall Bank without cause or by Mr. Bergstrom for good reason within the two years following a subsequent change in control, subject to his timely execution and delivery of a general release that becomes effective and irrevocable, and to his continued compliance with certain non-competition and non-solicitation provisions in his Amended and Restated Employment Agreement, Mr. Bergstrom would be entitled to receive (i) a lump-sum cash payment equal to 2.99 times his annual compensation and (ii) payment of his health insurance premiums under COBRA for a period of two years following his termination date, to the extent he is eligible for such benefits.

Carstater Amended and Restated Employment Agreement

Mr. Carstater’s Amended and Restated Employment Agreement remains on substantially the same terms as his current employment agreement; however, it provides for an increase to his annual base salary to $500,000 in connection with his promotion and an adjustment to the severance multiple from 2.5 to 2.99 times his annual compensation if he is terminated without “cause” or resigns for “good reason” (as such terms are defined in Mr. Carstater’s Amended and Restated Employment Agreement) within the two years following a change in control, which includes the transactions contemplated by the Merger Agreement.

Peden Amended and Restated Employment Agreement

Mr. Peden’s Amended and Restated Employment Agreement remains on substantially the same terms as his current employment agreement; however, it provides for a payment to be made to Mr. Peden within fifteen (15) days following the Effective Time of an amount equal to 2.5 times his annual compensation and corresponding reduction to the severance multiple from 2.5 to one times his annual compensation if he is terminated without “cause” or resigns for “good reason” (as such terms are defined in Mr. Peden’s Amended and Restated Employment Agreement) within the two years following a subsequent change in control.

The foregoing summaries of the terms of the Amended and Restated Employment Agreements are qualified in their entirety by the terms of the respective Amended and Restated Employment Agreements, which will be filed with JMSB’s Form S-4 and are incorporated herein by reference.

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Item 7.01	Regulation FD Disclosure.

On September 8, 2026, JMSB and EFSI issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the announcement of the Merger Agreement, on September 8, 2026, JMSB released a presentation to investors about the proposed transactions. A copy of the investor presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

This information (including Exhibits 99.1 and 99.2) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

In connection with the proposed transaction, JMSB will file a registration statement on Form S-4 with the SEC to register the shares of JMSB common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of JMSB and EFSI, which also constitutes a prospectus of JMSB. When final, a definitive copy of the joint proxy statement/prospectus will be mailed or otherwise delivered to shareholders of JMSB and shareholders of EFSI in connection with the solicitation of certain approvals related to the proposed transaction. Each of JMSB and EFSI may file with the SEC other relevant documents concerning the proposed transaction.

INVESTORS AND SHAREHOLDERS OF JMSB AND EFSI AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JMSB, EFSI AND THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about JMSB and EFSI, without charge, at the SEC’s website, www.sec.gov, when they are filed. Copies of documents filed with the SEC by JMSB will be made available free of charge in the “Investor Relations” section of JMSB’s website, investor.johnmarshallbank.com, or can be obtained by requesting by mail at John Marshall Bancorp, Inc., 1943 Isaac Newton Square East, Suite 100, Reston, Virginia 20190, Attention: Corporate Secretary. Copies of documents filed with the SEC by EFSI will be made available free of charge in the “Investor Relations” section of EFSI’s website, investors.bankofclarke.bank, or can be obtained by requesting by mail at Eagle Financial Services, Inc., 2 East Main St, P.O. Box 391, Berryville, Virginia 22611, Attention: Secretary. The information on JMSB’s or EFSI’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

JMSB, EFSI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of JMSB and shareholders of EFSI in respect of the proposed transaction under the rules of the SEC. Information regarding JMSB’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 29, 2026, and certain other documents filed by JMSB with the SEC. Information regarding EFSI’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 8, 2026, and certain other documents filed by EFSI with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Investors should read these documents carefully when they become available before making any voting or investment decisions. Free copies of these documents, when available, may be obtained as described in the preceding section.

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No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on certain assumptions and describe future plans, strategies and expectations of JMSB, EFSI, the combined company or otherwise relating to the proposed transaction. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of JMSB, EFSI and the combined company. Caution should be exercised against placing undue reliance on forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of JMSB or EFSI to terminate the definitive agreement; the outcome of any legal proceedings or governmental inquiries or actions that may be instituted against JMSB, EFSI or the combined company; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals or consents are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of JMSB and EFSI to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; any changes of, including the risk that any announcements relating to the proposed transaction could have adverse effects on, the market price of the common stock of JMSB or EFSI; the possibility that the anticipated benefits or synergies of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where JMSB and EFSI do business, and such integration may be more difficult, time-consuming or costly than expected and may result in unexpected liabilities or operational disruptions; certain restrictions during the pendency of the proposed transaction that may impact JMSB’s and EFSI’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of JMSB management’s or EFSI management’s attention from ongoing business operations and opportunities; revenues following the proposed transaction may be lower than expected; the concentration of JMSB’s business in the Washington, D.C. metropolitan area and the effect of changes in the economic, political and environmental conditions on this market, including shutdowns and potential reductions in spending by the United States government, and related reductions in the federal workforce; adequacy of allowance for loan credit losses, allowance for unfunded commitments credit losses, and allowance for credit losses associated with JMSB’s held-to-maturity and available-for-sale securities portfolios; deterioration of JMSB’s or EFSI’s asset quality; future performance of JMSB’s or EFSI’s loan portfolio with respect to recently originated loans; the level of prepayments on loans and mortgage-backed securities; liquidity, market volatility, interest rate and operational risks; changes in the financial condition or results of operations that reduce capital of JMSB, EFSI or the combined company; the ability of JMSB, EFSI or the combined company to maintain existing deposit relationships or attract new deposit relationships; changes in consumer spending, borrowing, investment, repayment and savings habits; inflation, recession and changes in interest rates; changes in the monetary and fiscal policies of the United States government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; risks related to new lines of business, products, product enhancements or services; increased competition with other financial institutions and fintech companies; adverse changes in the securities markets; the dilution caused by JMSB’s issuance of additional shares of its capital stock in connection with the proposed transaction; changes in the financial condition or future prospects of issuers of securities that we own; JMSB’s and EFSI’s ability to maintain an effective risk management framework; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory structure and in regulatory fees and capital requirements; compliance with legislative or regulatory requirements; results of examination of JMSB, EFSI or the combined company by regulators, including the possibility of requirements to increase allowance for credit losses or to write-down assets or take similar actions; potential claims, damages, and fines related to litigation or government actions; the effectiveness of JMSB’s or EFSI’s internal controls over financial reporting and their ability to remediate any future material weakness in internal controls over financial reporting; geopolitical conditions, including trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, negatively impacting business and economic conditions in the U.S. and abroad; the effects of weather-related or natural disasters, which may negatively affect the operations and/or loan portfolio and increase cost of conducting business of JMSB or EFSI; public health events (such as the COVID-19 pandemic) and governmental and societal responses thereto; technological risks and developments, data privacy and security risks, and cyber threats, attacks, or events; changes in accounting policies and practices; the ability of JMSB, EFSI or the combined company to successfully capitalize on growth opportunities; the ability of JMSB, EFSI or the combined company to retain or hire key employees or to maintain relationships with customers, suppliers or other business partners, including in connection with the announcement, pendency or completion of the proposed transaction; risks related to the potential impact of general economic, political and market conditions, either nationally or in the relevant market area, including higher unemployment and lower real estate values; implications of JMSB’s status as a smaller reporting company and as an emerging growth company; and other factors discussed in JMSB’s and EFSI’s reports (such as Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at that time; and neither JMSB or EFSI undertakes, and each of them specifically disclaims, any obligation or duty to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or otherwise update such forward-looking statements, whether written or oral, except as required by applicable securities laws. The foregoing list of factors is not exhaustive, and other factors that may affect actual results or future events may emerge from time to time. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among John Marshall Bancorp, Inc., George Sub, Inc. and Eagle Financial Services, Inc., dated September 7, 2026*
10.1	Form of Eagle Financial Services, Inc. Voting Agreement
10.2	Form of John Marshall Bancorp, Inc. Voting Agreement
99.1	Joint Press Release announcing the execution of the Merger Agreement, dated September 8, 2026
99.2	Investor Presentation, dated September 8, 2026
104	The cover page of John Marshall Bancorp, Inc.’s Form 8-K is formatted in Inline XBRL.

*	Certain schedules and attachments have been omitted pursuant to the instructions of Form 8-K and Item 601(a)(5) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN MARSHALL BANCORP, INC.

Date: September 8, 2026	By:	/s/ Christopher W. Bergstrom
Christopher W. Bergstrom
President and Chief Executive Officer